UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2010 (January 13, 2010)

SOKO FITNESS & SPA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132429	80-0122921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 194,Guogeli Street, Harbin, Heilongjiang Province, China	150001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  011-86-451-87702255

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

On January 13, 2010, Soko Fitness & Spa Group, Inc. (the “Company”) was notified that the audit practice of Bagell, Josephs, Levine & Company, LLP, the Company’s independent registered public accounting firm (“BJL”), was combined with Friedman LLP (“Friedman”) effective as of January 1, 2010.  On January 13, 2010, BJL resigned as the independent registered public accounting firm of the Company and, on January 14, 2010, with the approval of the Audit Committee of the Company’s Board of Directors, Friedman was engaged as the Company’s independent registered public accounting firm.

During the two years ended May 31, 2009 and from May 31, 2009 through the engagement of Friedman as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted Friedman with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding (i) the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the financial statements and Friedman did not provide a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K (“Regulation S-K”) promulgated by the Securities and Exchange Commission (the “SEC”), with BJL, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

BJL performed audits of the Company’s consolidated financial statements for the year ended May 31, 2009.  BJL’s report did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended May 31, 2009, and from May 31, 2009 through the January 13, 2010, there were no (i) disagreements between the Company and BJL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BJL, would have caused BJL to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished BJL with a copy of this report prior to filing with the SEC and requested that BJL furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this Item 4.01 insofar as they relate to BJL’s audit services and engagement as the Company’s independent registered public accounting firm. BJL has furnished a letter addressed to the SEC dated January 14, 2010, a copy of which is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter from Bagell, Josephs, Levine & Company, LLP to the SEC dated January 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOKO FITNESS & SPA GROUP, INC.

Dated: January 14, 2010	By:	/s/ Tong Liu
Name:Tong Liu Title: Chairman and Chief Executive Officer